Exhibit 10.5

CONFIDENTIAL TREATMENT MATERIAL

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Elk Creek Resources Corp.

(the “Company” or “Optionee”)

386 Broadway, PO Box 506

Tecumseh, Nebraska 68450

April 27, 2015

Elda E. Beethe (“Elda”) and Beverly J. Beethe (“Beverly”)

72027 HWY 50

Elk Creek, Nebraska 68348

Re:	Extension of Option Period for Option to Purchase

Dear Ms. Elda Beethe and Ms. Beverly Beethe:

Reference is made to the Option to Purchase dated April 30, 2010, together with each attachment thereto (i.e. Exhibit “A”, Exhibit “B”, the Addendum (“the Addendum”) and the Confidentiality Agreement, each an “Attachment” and, collectively, the “Attachments”; and the Option to Purchase together with all of the Attachments, the “Option”) that was executed between Elda and the Company. The Option is attached to this letter (“Extension Agreement”) as Exhibit “A”. Pursuant to that certain Warranty Deed, dated as of April 22, 2015, and recorded with the Johnson County Register of Deeds on April 27, 2015, in Book 58, on Page 603, Elda transferred to Beverly an undivided one-half (1/2) interest in and to the Section 33 Portion (as defined in paragraph 2 of this Option) of the Real Property. As set forth below, Beverly agrees that her ownership interest in the Real Property is subject to, and that she is bound by the terms and conditions of, the Option, and therefore, has also agreed, together with Elda to execute this Extension Agreement.

All capitalized terms not otherwise defined in this Extension Agreement shall have the meanings given to such terms in the Option. Among its terms, the Option provides that the Company must exercise its rights to purchase the Real Property during the Option Period. Under the Option, the Option Period expires as of 11:59 p.m. on April 29, 2015. Subject to the other provisions of this Extension Agreement, including the Company’s payment of the Extension Payments (as defined in paragraph 1 of this Extension Agreement), the Company and each of Elda and Beverly (individually and collectively, “you”) wish to extend the Option and the Option Period.

Please execute this Extension Agreement in the space provided below, understanding that in doing so each of you and the Company are agreeing to be bound by the following terms and provisions:

1.          Extension of Option and Option Period. The Option, including without limitation the Company’s right to purchase the Real Property pursuant to the Option, and the Option Period are hereby extended until 11:59 p.m. (Central) on April 29, 2020 (the “Extended Option Period”) in consideration of the following payments (“Extension Payment(s)”):

(a)          A single payment by the Company to you in the aggregate amount of [**] within ten (10) days after the Effective Date (as defined in paragraph 9 of this Extension Agreement), plus

(b)          Additional payments by the Company to you in accordance with the following schedule:

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Due Date:	Amount (aggregate)
April 30, 2015	[**]
April 30, 2016	[**]
April 30, 2017	[**]
April 30, 2018	[**]
April 30, 2019	[**]

(c)          Each of the Extension Payments shall be paid by the Company to you, by a single check, made payable to both of you, to be allocated one-half to Elda and one-half to Beverly. The Company may pay any Extension Payment at any time on or prior to its due date. None of the Extension Payments made by the Company to you shall be deducted from the Purchase Price (as defined in the Option); provided, however, that if the Option is exercised or terminated by the Company prior to the due date for any Extension Payment identified in (b) of this paragraph 1, the Company shall not be obligated to pay any Extension Payment becoming due after the date of any termination of the Option by the Company or date of the closing (“Closing”) of the purchase and sale of the Real Property contemplated by the Option (“Transaction”). The Company’s right to purchase the Real Property pursuant to the terms of the Option and this Extension Agreement shall be exclusive and irrevocable during the Extended Option Period.

(d)          The Closing of the Transaction shall take place on a date and at a time and place mutually agreeable to the parties but in no event later than sixty (60) days after the Option Exercise Date (as defined in paragraph 4(f) below) (“Closing Date”), provided that all conditions to Closing set forth in the Option and this Extension Agreement then have been satisfied or waived in accordance with the Option and this Extension Agreement.

(e)          To avoid any doubt, the parties agree that any reference in the Option to the expiration of any of: (i) the Option, (ii) the Option Period, (iii) the Option Term, (iv) the term of the Option, or (v) any similar reference, shall mean and refer to the expiration of the Extended Option Period.

(f)          Beverly acknowledges and agrees that she has read and understands the terms of the Option, that her interest in the Real Property is subject to the terms and provisions in the Option, and that she agrees to be bound by the terms and provisions of the Option (as an “Owner” of the Real Property) and the terms and provisions of this Extension Agreement.

2.           Real Property: Property. The definition of “Real Property” set forth in the introductory paragraph in the Option to Purchase shall be replaced with the definition of “Real Property” set forth in this paragraph 2, and on and after the Effective Date, any reference in the Option or this Extension Agreement to “Real Property” or “Property” (as the case may be) shall mean and refer to all of your individual and collective rights, privileges, title and interests of any nature whatsoever in and to the real estate (as defined in Neb. Rev. Stat. § 76-201 (Reissue 2013)), except for the Life Estate and the Net Smelter Return Royalty that may be reserved by you upon Closing of the Transaction as provided herein, in Johnson County legally described as:

East Half of the Northeast Quarter (E/2NE/4) of Section 33, and the Southeast Quarter (SE/4) of Section Thirty Three (33) in Township Four (4) North, Range Eleven (11) East of the 6th P.M., Johnson County, Nebraska, EXCEPT a five acre tract described as follows: Commencing at the Southwest corner of said Southeast Quarter and running North about 15 1/2 rods until it reaches a fence on said quarter section; thence East until it reaches Elk Creek, thence following the meanderings of said creek until it reaches a point directly East of the place of beginning, thence West to the place of beginning, all in Section Thirty Three (33), Township Four (4) North, Range Eleven (11) East of the 6th P.M., Johnson County, Nebraska, and EXCEPT Highway Deeded to State of Nebraska more particularly described in Book 53, Page 663; Book 55, Page 101; Book 32, Page 431. Subject to highway, covenants, restrictions and easements of record, if any (“Section 33 Portion”),

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AND

The Northwest Quarter of the Northeast Quarter (NW/4NE/4) of Section Twenty Seven (27), in Township Four (4) North, Range Eleven (11) East of the 6th P.M., Johnson County, Nebraska (“Section 27 Portion”, and together with Section 33 Portion, “the Real Estate”), together with, but without limitation, all of your individual and collective rights, privileges, title and interests, if any, whether now existing or acquired at any time during the Extended Option Period and thereafter until the Closing in and to (i) any easements, rights of way and other rights used in connection with or as a means of access to any portion of said Real Estate, (ii) any hereditaments and appurtenances of and to said Real Estate, (iii) any streets, alleys, rights-of-way, tracts and parcels adjacent to or used in connection with said Real Estate, (iv) any air rights, water or water rights, including without limitation all wells, canals, ditches, reservoirs of any nature and all rights thereto, appurtenant to or associated with said Real Estate, (v) any buildings, improvements, betterments and fixtures, including without limitation any irrigation systems and storage bins, that are constructed, installed, affixed or otherwise located in, on, upon or in respect of said Real Estate at any time during the Extended Option Period and thereafter until Closing, (vi) any oil, gas and minerals, including without limitation Niobium, cobalt and all other base and precious minerals and all economic minerals, metals or substances, that are in, on, or under or that may be produced from said Real Estate, together with any right of ingress and egress to and from said Real Estate for the purpose of finding, saving, storing, removing, extracting, mining, transporting and marketing any and all minerals therefrom, and (vii) any of your other individual and collective rights, privileges, title and interests of any nature whatsoever related to said Real Estate or any and all of the foregoing, including without limitation all of your individual and collective interests in minerals of any kind whatsoever lying in and under the Real Estate or that may be underlying any easements, roads, or road right-of-ways within or adjacent to said Real Estate, whether correctly described or not. For the avoidance of doubt, whenever used in the Option or this Extension Agreement, “Real Property” or “Property” means, collectively, the Real Estate and all of Owners’ respective individual and collective rights, privileges, title and interests in and to the above and foregoing; provided, however, it is understood that as of the Effective Date, Beverly has no right, privilege, title or interest in or to any of the Section 27 Portion of the Real Property.

3.           Activities during Extended Option Period.

(a)          The Company shall be entitled to exercise all of its rights in respect of the Real Property set forth in (i) Sections 2 and 3 of the Option to Purchase and (ii) Sections 2 and 15 of the Addendum during the Extended Option Period and, if the Company exercises its right to purchase the Real Property pursuant to the Option, thereafter until the Closing, subject to the provisions set forth in the Option applicable to the Company in respect of those rights. The Company will also pay the aggregate amount of $2,500 for each of the Company’s drill holes that begins on the surface at a point that is not on the Real Property, but which passes under such Real Property, within 10 business days after the date on which such drill hole begins to pass under the Real Property. An exploration drill hole which is subject to the payment provisions of the Option is defined as a hole in which mineralization has been reached being approximately four hundred to five hundred feet (400’ to 500’) in depth. All payments for drill holes under the Real Property, either pursuant to this paragraph 3(a) or Section 3 of the Option (such $5,000 payment being the aggregate amount due for each drill hole that begins on the surface of Real Property), and all payments for any repair, restoration or damage to the Real Property for which the Company is responsible pursuant to the Option and this Extension Agreement, shall be paid by the Company to you by a single check made payable to both of you, to be disbursed between you as your interests in the Real Property shall require or as you both shall otherwise agree.

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)          For the avoidance of doubt, and without prejudice to any other sections of the Option or the Addendum, Sections 1, 2,13,14,15 and 16 of the Addendum shall remain in full force and effect, provided that (i) each of your rights and obligations and the Company’s rights and obligations under Sections 1, 2,13, 14,15 and 16 of the Addendum apply only with respect to the Extended Option Period, and if the Company exercises its right to purchase the Real Property pursuant to the Option, thereafter until the Closing, (ii) Section 13(b) of the Addendum shall be deleted in its entirety, and (iii) the last sentence of Section 13(d) of the Addendum shall be deleted in its entirety.

(c)          During the Extended Option Period, and if the Company exercises its right to purchase the Real Property, thereafter until Closing of the Transaction, and if you elect to reserve the Life Estate (as defined in in paragraph 4(e) of this Extension Agreement), then for the term of the Life Estate, the Company will (i) maintain the present driveway into the Real Property, from the junction of Highway 50 to the terminus at the two core shed buildings, which consists of keeping such driveway graveled and the snow removed therefrom, and (ii) keep the grass and weeds on the Real Property mowed excepting therefrom the fenced-in house yard, except that during the term of the Life Estate, such obligation set forth under this subsection (ii) of paragraph 3(c) shall apply only to the Life Estate Surface Area.

4.          Company’s Exercise of its Option.

(a)          Notwithstanding anything in the Option to the contrary, if the Company exercises its right to purchase the Real Property pursuant to the Option and elects to Close on the Transaction, then, subject to the provisions of Section 10 of the Addendum as modified by paragraph 4(e) of this Extension Agreement, each of you agree that neither of you will have any right to retain any portion of the Real Property, including without limitation, any of the surface rights in respect thereof, and, accordingly, each of you hereby acknowledge and agree that any option, election or similar right that may be provided in or otherwise contemplated by the Option by which you were permitted to acquire, retain, or otherwise continue or elect to own any portion of the Real Property, including without limitation, any surface rights in respect thereof, shall be deemed to be terminated and of no force or effect from and after the Effective Date. In furtherance of, but without limitation or prejudice to, the preceding sentence, (i) Sections 3, 5, 6, 9 and 12 of the Addendum are hereby deleted in their entirety; and (ii) whenever the phrase “If Owner retains ownership of the Real Property (or Property, as the case may be)” or another similar phrase is used in the Option, the applicable provision of the Option shall be deemed not to apply nor otherwise have any force or effect.

(b)          All provisions in Section 10(B) of the Option to Purchase are hereby deleted in their entirety, and subject to your right to reserve the Life Estate in the Real Property, each of you agree to deliver exclusive possession of the Real Property to the Company at Closing. Notwithstanding anything in the Option to the contrary, if the Company exercises its right to purchase the Real Property pursuant to the Option and elects to Close on the Transaction, and you elect to reserve the Life Estate (as defined in paragraph 4(e) of this Extension Agreement) in the deed you are required to deliver to Company at Closing, then (i) each of you shall be solely responsible for and shall pay when due: (1) the cost of all utilities used by either of you in respect of the Life Estate Surface Area (as defined in paragraph 4(e) of this Extension Agreement), and all utilities shall remain in the name of either of you during the term of the Life Estate plus, (2) all personal property, real estate and other taxes together with any special assessments (including any installment thereof), that may be levied or assessed against (or that may otherwise attach to) the Life Estate Surface Area and any residence, building, fixture or other improvement, of any nature whatsoever, located on or affixed to the Life Estate Surface Area (whether constructed, erected or installed prior to or after Closing, including at any time during the term of the Life Estate); and, upon the Company’s written request, either or both of you shall promptly reimburse the Company if any such taxes or assessments have been paid by Company; and (ii) except as provided in paragraph 3(c) of this Extension Agreement and except for the Company Leased Buildings (as defined in paragraph 4(e) below), the Company shall not be responsible to repair, replace or otherwise maintain the Life Estate Surface Area or the personal property, the residence, any building, fixture or other improvement, of any nature whatsoever, (including all related HVAC, electrical, mechanical, plumbing and other systems or components thereof) that is located on or affixed to the Life Estate Surface Area at any time during the term of the Life Estate (whether constructed, erected or installed prior to or after Closing, including at any time during the term of the Life Estate), all of which shall be the sole responsibility and obligation and at the sole cost and expense of both of you.

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)         All provisions in Section 10(C) of the Option to Purchase following the first sentence are hereby deleted in their entirety.

(d)         Exhibit “A” attached to the Option to Purchase is hereby deleted in its entirety and is replaced by Exhibit “A-l” that is attached to this Extension Agreement. Exhibit “A-1” is hereby incorporated into this Extension Agreement Whenever used in the Option, any reference to Exhibit “A” shall be deemed to mean and refer to Exhibit “A-l” to this Extension Agreement.

(e)         Whenever used in this Extension Agreement, the term “Life Estate Surface Area” shall mean and refer to surface area of the Real Property legally described as

The East Fifteen (15) acres of the South half (S/2) of the Northeast Quarter (NE/4) of the Southeast Quarter (SE/4) of Section Thirty Three (33) all in Township Four (4) North, Range Eleven (11) East of the 6th P.M., in Johnson County, Nebraska

the same being the “real estate” or the “premises” identified in Section 10 of the Addendum, in respect of which you have the right to elect, in accordance with Section 10 of the Addendum, to reserve, for each of your natural lives, a life estate (“Life Estate”) in and to the surface area only (together with the residence, buildings, fixtures and other improvements then constructed, erected, installed on or otherwise affixed to the Life Estate Surface Area other than the Company Leased Buildings), and provided that you reserve such Life Estate in the deed you are required to deliver to Company at Closing; and the Company shall be identified as the sole remainderman. Notwithstanding anything in the Option or this Extension Agreement to the contrary, each of you agree that (i) you are taking the Life Estate Surface Area, the personal property and any residence, building, fixture or other improvement, of any nature whatsoever, located on or affixed to the Life Estate Surface Area as of the Closing “AS IS” in their then present condition, and that no promises, representations, statements, or warranties of any kind, whether express or implied, have been made by or on behalf of the Company to either of you in respect of (1) the condition thereof, (2) the fitness or suitability thereof for any particular use or purpose, (3) the compliance thereof in respect of any applicable federal, state or local governmental authority having jurisdiction over such matters, or (4) any other nature whatsoever; (ii) the Company shall have the exclusive right (at the Company’s expense) to enter upon, occupy and otherwise use the Life Estate Surface Area, or the Real Property thereunder, for any and all purposes which the Company deems appropriate or necessary in connection with its mining operations on the Real Property and the surrounding area, provided that the Company’s use of the Life Estate Surface Area shall not materially impair your right to use the Life Estate Surface Area as your personal residence; (iii) the deed reserving the Life Estate shall provide that if neither of you is using the Life Estate Surface Area as your permanent residence at any time during the term of the Life Estate, the term of the Life Estate automatically shall be deemed to terminate and be without further force or effect, and the Company shall be entitled to take immediate possession of the Life Estate Surface Area, including the residence, and all other buildings, structures, fixtures or other improvements, of any nature whatsoever, then located on or affixed to the Life Estate Surface Area and (iv) following the expiration or other termination of the term of the Life Estate, the residence, and any other building, structure, fixture, or other improvement, of any nature whatsoever, then located on or affixed to the Life Estate Surface Area (whether constructed, erected, installed or affixed prior to or after Closing, including at any time during the term of the Life Estate) shall then automatically inure to the benefit of and become the property of the Company. For the avoidance of doubt, the Company shall not be obligated to pay for any buildings, structures, fixtures or other improvements, of any nature whatsoever, constructed, erected or installed on or affixed to the Life Estate Surface Area after Closing. For purposes of this paragraph 4(e), you and the Company agree that the buildings and improvements on the Life Estate Surface Area as of the Effective Date, which you shall have exclusive use of during the term of the Life Estate, include: the residence commonly addressed as 72027 Highway 50, Elk Creek, Nebraska, 68348, the tool shed, the “summer kitchen”, the garage to be constructed on the Life Estate Surface Area following the Effective Date, the present garage, the grainery, the big barn, the little red barn, the pole shed and the chicken house. For the avoidance of doubt, the Company shall have exclusive use of the weather station tower, the north building and the south building identified in the leases described in paragraph 4(i) below (collectively, the “Company Leased Buildings”), in accordance with the respective leases prior to Closing, and as it determines in its sole and absolute discretion for its mining and other operations on the Real Property after Closing, regardless of whether or not such Company Leased Buildings are located on or affixed to the Life Estate Surface Area.

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(f)          Any notice or communication delivered to the address identified for Owner in Section 11 of the Option to Purchase, regardless of whether it is addressed to either one or both of you, shall be deemed notice to each of you, and further, any notice or communication delivered pursuant to the Option by either of you or the Company shall be deemed properly delivered if, in addition to the other permitted methods of delivery set forth in said Section 11, such notice or communication is delivered by FedEx or other overnight courier. Notwithstanding anything in the Option to the contrary, if the Company exercises its Option by delivering written notice to you pursuant to Section 4 of the Option to Purchase, such notice shall be deemed to have been given during the Extended Option Period if it is received by either of you during the Extended Option Period or if it is sent to you at the address set forth in Section 11 of the Option to Purchase during the Extended Option Period. The date that the notice of exercise of the Option is sent, as evidenced by a United States Postal Service postmark, receipt for certified or registered mail, or by Federal Express or other overnight courier date stamp, or if the notice is personally delivered to either of you, the date that the notice is received by you, shall be deemed the date of the Company’s exercise of the Option and shall be referred to in this Extension Agreement as the “Option Exercise Date”. The aggregate $1,000.00 deposit to be delivered with the Company’s notice of exercise pursuant to Section 4 of the Option to Purchase shall be paid to you by a single check made payable to both of you, to be disbursed between you, and applied against the Purchase Price if the Company elects to Close the Transaction, as your interests in the Real Property shall require or as you both shall otherwise agree; provided, however, if you cannot agree at Closing on how such deposit shall be applied, it shall be applied one-half against the portion of the Purchase Price due to Elda and one-half against the portion of the Purchase Price due to Beverly.

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(g)          For avoidance of any doubt, each of you and the Company agree that in the event any provision contained in the Option, including the Addendum, or this Extension Agreement is in conflict with the provisions of this paragraph 4(g), the following provisions of this paragraph 4(g) shall govern, control and prevail:

(i)          If the Company exercises its right to purchase the Real Property pursuant to the Option and the Transaction is thereafter to be Closed, each of you agree that at Closing you will convey to the Company by general warranty deed, good and marketable fee title in and to all of your respective individual and collective rights, privileges, title and interest in and to the Real Property, free and clear of all covenants, easements (other than easements of record as of the date of the Option), restrictions (other than restrictions of record as of the date of the Option), liens (other than the lien of any ad valorem real estate taxes or installments of special assessments becoming delinquent in the year of the Closing, which taxes and installments of special assessments shall be prorated to the date of Closing), or other encumbrances of any nature whatsoever; provided, however, in the warranty deed conveying the Real Property to the Company you may reserve, for the benefit of each of you, the Life Estate in respect of the Life Estate Surface Area for the natural life of both of you. The reservation of the Life Estate will include the right of each of you to use and occupy the residence and all other buildings, structures, fixtures and other improvements erected, constructed, installed, located upon or affixed to the Life Estate Surface Area, including those buildings and improvements identified in paragraph 4(e) for your use but excluding the Company Leased Buildings; however, the deed will also provide that such Life Estate, including without limitation such right of use and occupancy, will automatically terminate without further action by the Company effective as of the date that neither of you is occupying, as your permanent personal residence, the residence constructed on the Life Estate Surface Area. Each of you agree also that use and occupancy of the Life Estate Surface Area by you at all times is subject to, and must be in compliance with, the other applicable provisions of this Extension Agreement; and

(ii)         If the Company exercises its right to purchase the Real Property pursuant to the Option and the Transaction is thereafter to be Closed, then in the warranty deed conveying the Real Property to the Company, you hereby reserve unto yourself for your benefit and for the benefit of your respective heirs, executors, personal representatives, successors, assigns and legal representatives the right to be paid the Net Smelter Return Royalty pursuant to Section 11 of the Addendum, as amended in paragraph 4(h) below.

(h)          Section 11 of the Addendum shall be deleted in its entirety and replaced with the following:

“If Optionee exercises its right to purchase the Real Property pursuant to the Option and also elects to close on the purchase of the Real Property, then in the deed conveying the Real Property to Optionee, there shall be reserved in favor of the Owners, their heirs, executors, successors, assigns and legal representatives, a Net Smelter Return Royalty as hereinafter provided. Optionee agrees that it will accept at Closing a deed from each Owner containing a reservation of Net Smelter Return Royalty, and Optionee will thereafter record such deed(s) and execute and record any additional documentation or instruments as may be necessary or reasonably appropriate for such purposes. As used herein, “Net Smelter Return Royalty” shall mean a real property interest in a portion of the production of minerals from the Real Property, entitling Owners to receive a perpetual royalty in the amount of 2% of the Net Proceeds received by Optionee from the sale or other disposition of Mineral Substances (as hereinafter defined) produced from minerals extracted from the Real Property, which may include but are not limited to ferroniobium, other niobium compounds if any, titanium dioxide, other titanium compounds if any, scandium trioxide, other scandium compounds if any, and all other Mineral Substances that are produced from minerals extracted from the Real Property and sold by Optionee, whether as products, co-products, or by-products determined as set forth below.

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a) “Net Proceeds” shall mean the gross proceeds received by Optionee, its successors or assigns, from a buyer of Mineral Substances for the sale of such Mineral Substances produced from minerals extracted from the Real Property, minus all operating costs of producing and selling such Mineral Substances, including but not limited to, the operating costs of mining, milling, flotation, solvent extraction, precipitation, furnace smelting, electrolysis, electrowinning, or other processes required to put Mineral Substances into saleable condition at the Elk Creek Plant, Owner’s proportionate share of the costs of packaging, shipping and insurance in transit if such costs are part of the price for Mineral Substances delivered to a third party independent buyer, Owner’s proportionate share of gross production, severance and similar taxes inuring on or measured by production or sales, and Owner’s proportionate share of penalties, assaying and sampling charges if such charges are required by a third party independent buyer, but not including capital costs.

(b) For purposes of calculating Net Proceeds, gross proceeds shall be determined by multiplying the volume, or weight, as appropriate, of Mineral Substances sold, by

(i) the actual unit price received for sale of Mineral Substances at the Elk Creek Plant to an unaffiliated third party purchaser during the applicable royalty period, or

(ii) if a disposition of Mineral Substances is made by Optionee, via internal transfer or sale to a party affiliated with Optionee, during the applicable royalty period without an actual sale to an unaffiliated third party purchaser, then the average price reported by metal-pages.com during the applicable royalty period, or

(iii) if a disposition of Mineral Substances is made by Optionee, via internal transfer or sale to a party affiliated with Optionee, during the applicable royalty period without an actual sale to an unaffiliated third party purchaser, and the prices cannot be determined by using metal-pages.com, then the price for the Mineral Substances shall be as mutually agreed between the parties. If the parties are unable to reach agreement, they will appoint a mutually agreeable third party appraiser qualified to accurately determine the fair market value of the Mineral Substances.

(c) Payment, accounting: Payment of the Net Smelter Return Royalty shall be due and payable within (60) days of the quarter ending following the first sale of any Mineral Substances produced from minerals extracted from the Real Property, and quarterly thereafter. All payments or credits for payment of the Net Smelter Return Royalty shall be accompanied by a detailed statement explaining the manner in which the payment was calculated. Such payments and statements shall be delivered no later than sixty (60) days after the end of the calendar quarter in which Mineral Substances are delivered to the buyer. Such payments and statements shall be deemed conclusive and correct unless Owner objects to them in writing within 120 days after receipt of such payments and statements. Any such objection shall specifically identify the deficiencies of Optionee’s payment, accounting, or documentation. Optionee shall, upon not less than ten (10) days advance written notice and during normal business hours, allow reasonable inspection by Owner’s accountant or legal representatives of Optionee’s records, for the sole purpose of verifying compliance with the terms of this Option and correct calculation of the Net Smelter Return Royalty payment made to Owners. Owner’s right to such inspection shall be limited to not more than one time per year, unless an inspection by Owners reveals a substantiated noncompliance with the standards of this Option, in which case Owners may repeat an inspection within less than twelve months.

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)          As used herein, the term “Mineral Substances” means commercially valuable minerals in their first saleable form as produced by Optionee. For clarity, any value added to Mineral Substance by further refining or processing same beyond their first saleable form shall not be included in the calculation of the Net Smelter Return Royalty, except as a workback to reach an agreed on contained value (if necessary), If Optionee uses Mineral Substances to produce further refined or finished products, then Net Smelter Return Royalty shall be calculated based on the price attributable to the contained value of the applicable Mineral Substances contained in such further refined or finished products, as if such Mineral Substances were sold in their first saleable form.

Optionee shall, at such time as the statement is delivered, pay to Owners the Net Smelter Return Royalty due to Owners, by wire transfer direct into Owners’ depository bank accounts as Owners may from time to time direct. Initially the Net Smelter Return Royalty shall be paid by Optionee to you as follows: Elda will be entitled to the entire Net Smelter Return Royalty from the minerals extracted from the Section 27 Portion of the Real Property, plus one-half of the Net Smelter Return Royalty from the minerals extracted from the Section 33 Portion of the Real Property, and Beverly will be entitled to one-half of the Net Smelter Return Royalty from the minerals extracted from the Section 33 Portion of the Real Property.”

(i)          Notwithstanding anything to the contrary in the Option or this Extension Agreement, the Weather Station Tower Lease dated June 10, 2014, the North Building Lease dated May 21, 2014, and the South Building Lease dated January 1, 2011, each by and among each of you, as Lessor, and the Company, as Lessee, including each exhibit and schedule thereto, each as extended pursuant to that Extension of Building Lease Agreements dated as of even date herewith, shall govern the rights and obligations of each of you and the Company with respect to the Company Leased Buildings, including the Company’s rights of use and obligations of payment of rental therefor during the Extended Option Period, and if the Company exercises its right to purchase the Real Property, until Closing. The rental payments, to be paid to you pursuant to the leases, are in addition to the obligation of the Company to pay you, upon Closing of the Transaction, for the buildings as provided in paragraph 3 of Exhibit A-l.

5.          Payment Terms. All dollar amounts expressed in this Extension Agreement shall be paid in United States currency. All Extension Payments and any amount (other than the Purchase Price) due in respect of paragraph 3 of this Extension Agreement or otherwise in respect of the Option, will be considered to have been timely made if personally received by you on or before the due date or if, on or before the due date, the Company sends the required payment to you at the address identified in Section 11 of the Option to Purchase by certified or registered mail, return receipt requested, or by Federal Express or other overnight courier, as evidenced by a receipt for certified or registered mail, or Federal Express or other overnight courier date stamp.

9

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.          Representations and Warranties; No Lease or Conservation Reserve Program; Assignment and Transfer. Elda is reaffirming that all of the representations and warranties made by Elda in the Option are to the best of her knowledge true, accurate and complete as of the Effective Date, and Beverly joins in and makes the same representations and warranties made by Elda in the Option, and that such representations and warranties of Beverly are to her knowledge true, accurate and complete as of the Effective Date, provided that the Company acknowledges that as of the Effective Date (i) Elda has transferred an undivided one-half interest in and to the Section 33 Portion of the Real Property to Beverly, and (ii) Elda has entered into, and Beverly by her signature below agrees to be bound by, (a) an oral cash lease with Kenneth Heidemann for a portion of the Real Property (“Heidemann Lease”) and (b) an oral cash lease with Bill Phillips fora portion of the Real Property (“Phillips Lease”).

You agree to terminate the current Heidemann Lease and current Phillips Lease prior to August 31, 2015, with such terminations to be effective at the end of their current respective terms, which are both February 29, 2016. For the period from March 1, 2016 through the duration of the Extended Option Period, you agree only to enter into written agricultural leases for the Real Property that immediately terminate upon notice of exercise of the Option by the Company. Should the Company exercise the Option on or after March 1 of a given calendar year, the Company agrees to reimburse you as landlord and your agricultural tenant for the actual amounts expended in preparation of the land for that crop year and the value of the growing or unharvested crops on the Real Property. Should the Company execute the Option prior to March 1 of a given calendar year, Company agrees to reimburse you as landlord and your agricultural tenant only for the actual amounts expended in preparation of the land for that crop year. Reimbursement shall be allocated between you as landlord and your tenant in proportion to your actual interest in the actual amounts expended in preparation of the land, growing crops, or unharvested crops. Reimbursement for landlord of the Section 33 Portion of the Real Property shall be payable 50% to Elda and 50% to Beverly. Reimbursement for landlord of the Section 27 Portion of the Real Property shall be payable 100% to Elda.

Company also acknowledges that as of the Effective Date, a portion of the Real Property has been enrolled in the Conservation Reserve Program or similar program, which enrollment terminates as of September 30, 2020 (“Existing CRP Enrollment”). Each of you hereby represents and warrants that, as of the Effective Date, you each own an undivided one-half interest in and to the Section 33 Portion of the Real Property and that Elda is the sole legal, beneficial and equitable owner of all right, title and interest in and to the Section 27 Portion of the Real Property, and that, in the aggregate, you are the sole legal, beneficial and equitable owners of all right, title and interest in and to the Real Property and, in the aggregate, you have good and marketable fee title in and to the Real Property and good and lawful authority to grant the Option and to enter into this Extension Agreement and to convey the entire Real Property pursuant to the Option and this Extension Agreement.

Notwithstanding anything in the Option to the contrary, each of you agree (i) that during the Extended Option Period and thereafter until Closing, and (ii) if Company exercises its right to purchase the Real Property pursuant to the Option and elects to Close on the Transaction and you also elect to reserve the Life Estate in accordance with the Option and this Extension Agreement, during the term of the Life Estate, neither of you are permitted without the express prior written consent of the Company, which consent may be withheld in Company’s sole and absolute discretion, to do any of the following:

10

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a) enter into any lease (other than the Heidemann Lease, the Phillips Lease or an agricultural lease, in each case containing the terms described above in this paragraph 6) in respect of the Real Property or any part thereof, including any part of the Life Estate Surface Area,

(b) amend, extend or renew the Heidemann Lease, the Phillips Lease, or any other lease to the Real Property, in each case which does not contain the terms described above in this paragraph 6 for agricultural leases,

(c) enroll the Real Property or any part thereof, including any part of the Life Estate Surface Area, in, or otherwise subject the same to, the Conservation Reserve Program or similar program other than the Existing CRP Enrollment (to be limited to that portion of the Real Property so enrolled as of the Effective Date),

(d) amend, extend or renew the Existing CRP Enrollment, or

(e) attempt to effect any of the foregoing set forth in this paragraph 6.

Prior to the date of any proposed sale, transfer, conveyance, mortgage, hypothecation, assignment, lien or encumbrance of any or all of the Real Property by either of you (each a “Transfer”), any buyer, transferee, mortgagor, assignee, or any other subsequent owner of, or anyone who shall hold any right, title or interest in or to, all or part of the Real Property pursuant to such Transfer, including without limitation, any trustee, substitute trustee, transferee, or assignee (each a “Transferee”), shall affirmatively acknowledge and agree, in a writing delivered to the Company prior to the date of such Transfer, that such Transferee and such Transferee’s interest in the Real Property shall be subject to and be bound by the terms and conditions of the Option and this Extension Agreement, and if such writing is not delivered by the Transferee to the Company prior to the date of such Transfer, such Transfer shall, to the maximum extent permitted by law, be deemed null and void and with no force or effect.

The Company may freely assign its rights under or in respect of this Option provided the assignee agrees and assumes in writing all terms and conditions of the Option and this Extension Agreement.

7.          Memorandum of Option to Purchase. At the time we execute this Extension Agreement, each of you and the Company agree to contemporaneously execute the First Amendment to Memorandum of Option Agreement substantially in the form of that attached to this Extension Agreement as Exhibit “B” and incorporated into this Extension Agreement by this reference. The First Amendment to Memorandum of Option Agreement shall be recorded by the Company at the Company’s expense in the appropriate records of the officials of Johnson County, Nebraska. If the Option expires or is terminated, in lieu of providing a quitclaim deed as provided in Section 5 of the Option to Purchase, the Company shall record a release of the First Amendment to Memorandum of Option Agreement.

8.          Closing Costs. If the Company exercises its right to purchase the Real Property pursuant to the Option and elects to Close on the Transaction, then the Company agrees to reimburse you for your Closing costs and expenses, including without limitation the costs of obtaining title insurance in the name of the Company and any Nebraska real estate documentary stamp or transfer taxes, reasonably incurred in connection with such Closing.

11

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.          Effective Date; Assignment. This Extension Agreement becomes effective as of the date of this Extension Agreement first set forth above (“Effective Date”). The Option and this Extension Agreement, and all of the parties’ respective obligations, rights, privileges, title and interest in, to, under and in respect of the Option, including the Addendum, and this Extension Agreement (including, without limitation, all of the parties’ respective obligations and rights under and in respect of paragraph 4(g) of this Extension Agreement) will be binding upon, and will inure to the benefit of and be enforceable by and against the parties hereto and their respective assigns, trustees, successors, heirs, executors, personal representatives, legal representatives, administrators and any subsequent owner of, or anyone holding any right, title or interest in or to, all or any part of the Real Property. Section 8 of the Option to Purchase is hereby deleted in its entirety. Notwithstanding anything to the contrary in the Option or this Extension Agreement, each of you agree that the right to reserve the Life Estate is personal to each of you and the right to occupy the Life Estate Surface Area during the term of the Life Estate is personal to each of you; and, therefore, any transfer or assignment by either of you shall not include, and you shall be prohibited from transferring or assigning, the right to reserve the Life Estate at Closing of the Transaction in the name of any person other than either of you.

10.         Counterparts. This Extension Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any executed signature page of any such counterpart, or any facsimile or electronic PDF copy thereof, may be attached or appended by any party to any other counterpart to complete a fully executed and original Extension Agreement.

11.         Effect of Extension Agreement. All provisions of this Extension Agreement shall be in full force and effect during the Extended Option Period and, if Optionee exercises its right to purchase the Real Property, until Closing. Except to the extent expressly modified or amended by application of this Extension Agreement, all covenants, terms and conditions of the Option will continue and remain in full force and effect during the Extended Option Period, and, if Company exercises its right to purchase the Real Property pursuant to the Option, then thereafter until the Closing. For the avoidance of doubt, from and after the Effective Date, the “Option” shall mean the Option to Purchase, dated April 30, 2010, including the Addendum and each other Attachment thereto, as such Option is amended and extended by this Extension Agreement. In the event of any conflict between any provision of this Extension Agreement, including Exhibit “A-l”, and the Option, the provisions of this Extension Agreement shall control.

12.         1031 Exchange. In the event, in furtherance of the Transaction, either of you or the Company elect to effect a tax-deferred exchange in conformance with Section 1031 of the Internal Revenue Code, as amended, you or the Company, having made such election, may assign the Option and all of the electing party’s rights in, under and in respect thereof to a Qualified Intermediary as may be necessary or appropriate for the purpose of attempting to qualify the Transaction to be eligible for treatment as a qualified exchange allowed under Section 1031 of the Internal Revenue Code of 1986, as amended, and effecting such exchange; provided, however, that in any such event, the Qualified Intermediary shall be bound by all covenants, agreements, warranties, representations and all of the performance and other obligations and liabilities of the electing party under and in respect of the Option, but such electing party nevertheless shall not be relived of, and shall remain responsible and liable for, for all of its performance and other obligations and liabilities of the electing party under and in respect of the Option and all of the covenants, agreements, warranties, representations and other obligations and liabilities of the electing party under and in respect thereof, all of which shall be enforceable by and against and between you and the Company. If either of you or the Company elects to structure the Transaction as a like-kind exchange pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended, the parties will reasonably cooperate upon the request of the electing party and shall execute any necessary documents requested by the electing party in attempting to qualify the Transaction as an exchange under Section 1031 of the Internal Revenue Code; provided, however, that (a) the non-electing parties shall not incur any cost or liability for its assistance (except the cost incurred by such party for its legal fees to review any documentation) and the electing party will indemnify and hold the other parties harmless from and against any cost, claims, expenses, or liabilities (including but not limited to reasonable attorney fees and expenses and costs of litigation) incurred by such parties solely as a result of structuring the Transaction as a like-kind exchange, and (b) the exchange will have no material effect on the terms of the non-electing parties’ obligations or in respect of the Option or this Extension Agreement. Nothing contained herein shall prevent all parties from electing a like-kind exchange.

12

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

13.         Entire Agreement. For avoidance of any doubt, each of you and the Company also agree that (i) the Option, the Extension Agreement and the Extension of Building Lease Agreements constitutes the sole and only agreements between you and the Company pertaining to the subject matter thereof, including the Transaction and any other transactions contemplated by the Option and the Extension Agreement, and without limitation to the generality of the foregoing, each of you and the Company agree that the Option and this Extension Agreement supersede any prior understandings or written or oral agreement between you and the Company in respect of such matters; (ii) no modification, alteration, or amendment of the Option or this Extension Agreement and no waiver of any provision of the Option or this Extension Agreement shall be valid or effective unless made in a writing executed by both of you and the Company; (iii) notwithstanding the fact that the Option or the Extension Agreement may have been prepared by counsel for you or for the Company, each of you and the Company agree that yours and its respective counsel have reviewed, negotiated and adopted the Option and this Extension Agreement as the joint agreement and understanding of both of you and the Company, and that the Option and this Extension Agreement are to be construed as a whole and any presumption that ambiguities are to be resolved against the primary drafting party shall not apply; (iv) whenever used in the Option or this Extension Agreement, the words: “include”, “includes”, “included”, “including” and words of similar meaning shall be construed as if followed by the phrase “without limitation” or “but be not limited to” as the context may require, whether or not that is sometimes so stated; and (v) whether or not otherwise expressly stated in the Option or in this Extension Agreement, all covenants, terms, conditions, and other provisions of the Option or this Extension Agreement shall survive the expiration of the Extended Option Period, the termination of the Option by the Company, and the Closing of the Transaction as may be necessary in order to give full force and effect to the Option and this Extension Agreement and each covenant, term, condition and other provision of the Option and this Extension Agreement that may apply thereafter, including this paragraph 13 and paragraphs 3, 4, 6, 9, 11, 12 of this Extension Agreement. In accordance with Section 11 of the Option to Purchase, you are hereby given notice of, and agree to, a change in the address of the Company pursuant to Section 11 of the Option to Purchase, and, unless otherwise subsequently changed, the Company’s address, for all purposes, including any notice or other correspondence from you or as otherwise is required under the Option or this Extension Agreement, shall be: Elk Creek Resources Corp., ATTENTION: Mr. Scott Honan, 386 Broadway, PO Box 506, Tecumseh, Nebraska 68450.

Best regards,

ELK CREEK RESOURCES CORP., the Company

By:	/s/ Scott Honan
Authorized Signatory

13

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Elda E. Beethe hereby executes this Extension Agreement and approves the terms and conditions set forth herein as of the Effective Date.

/s/ Elda E. Beethe
Elda E. Beethe, a widow

Beverly J. Beethe hereby executes this Extension Agreement and approves the terms and conditions set forth herein as of the Effective Date.

/s/ Beverly J. Beethe
Beverly J. Beethe, a single person

STATE OF NEBRASKA	)

) ss:

COUNTY OF Richardson	)

Before me, a Notary public qualified for said County, personally came Elda E. Beethe, known to me to be the identical person(s) who signed the foregoing instrument and acknowledged the execution thereof to be her voluntary act and deed.

Witness my hand and notarial seal on 4-27-15.

/s/ Doona M. Lovenburg

My Commission Expires:		Notary Public

4-12-19

STATE OF NEBRASKA	)

) ss:

COUNTY OF Richardson	)

Before me, a Notary public qualified for said County, personally came Beverly J. Beethe, known to me to be the identical person(s) who signed the foregoing instrument and acknowledged the execution thereof to be her voluntary act and deed.

Witness my hand and notarial seal on 4-27-15.

/s/ Doona M. Lovenburg

My Commission Expires:	Notary Public

4-12-19

14

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

STATE OF NEBRASKA	)

) ss:

COUNTY OF Richardson	)

Before me, a Notary public qualified for said County, personally came Scott Honan, known to me to be the Agent of Elk Creek Resources Corp., a Nebraska corporation, the identical person who signed the foregoing instrument and acknowledged the execution thereof to be his voluntary act and deed on behalf of the corporation.

Witness my hand and notarial seal on 4-27-15.

/s/ Doona M. Lovenburg

My Commission Expires:	Notary Public

4-12-19

15

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT “A”

TO

EXTENSION AGREEMENT BETWEEN

ELDA E. BEETHE, A WIDOW, BEVERLY J. BEETHE, A SINGLE PERSON, AND ELK CREEK RESOURCES CORP.

Option to Purchase and Related Exhibits and Attachments

[See attached]

16

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

OPTION TO PURCHASE

This Option to Purchase (the “Option”), dated effective the 30th day of April, 2010, between, Elda E. Beethe, a widow, whose address is 72027 HWY 50, Elk Creek, NE 68348 (hereinafter referred to as “Owner”); and Elk Creek Resources Corp., a Nebraska Corporation, whose address is 6003 Old Cheney Road, Lincoln, NE 68516 (hereinafter referred to as “Optionee”) in consideration of the payment by Optionee of [**] (the “Option Payment”), the receipt and sufficiency of which is hereby acknowledged, and other good and valuable consideration, Owner hereby grants to Optionee the exclusive right and option to purchase for a period of five (5) years from and after the date hereof (the “Option Period”), all of the following described real property including the surface and subsurface rights and any and all minerals of any kind whatsoever, (herein called the “Real Property”) in Johnson County, State of Nebraska, to-wit:

East Half of the Northeast Quarter (E/2NE/4) of Section 33, and the Southeast Quarter (SE/4) of Section 33, EXCEPT a five acre tract described as follows: Commencing at the Southwest comer of said Southeast Quarter and running North about 15 1/2 rods until it reaches a fence on said quarter section; thence East until it reaches Elk Creek, thence following the meanderings of said creek until it reaches a point directly East of the place of beginning, thence West to the place of beginning, all in Township Four (4), Range Eleven (11), and EXCEPT Highway Deeded to State of Nebraska more particularly described in Book 53, Page 663; Book 55, Page 101; Book 32, Page 431. Subject to highway, covenants, restrictions and easements of record, if any.

AND

The Northwest Quarter of the Northeast Quarter (NW/4NE/4) of Section Twenty Seven (27), in Township Four (4), North of Range Eleven (11), East of the 6th P.M., Johnson County, Nebraska.

and including any strips or tracts owned or claimed by Owner underlying easements, roads, or road right-of-ways within, or adjacent to said lands, with the right of ingress and egress at all times for the purpose of mining, drilling, exploring, operating, and developing said lands for minerals of any kind, whatsoever and handling and transporting the same therefrom.

The Grantor hereby conveys all their interest in minerals of any kind whatsoever lying in and under the above-described lands that may be underlying any easements, roads, or road right-of- ways within, or adjacent to said lands, whether correctly described or not.

subject to the terms and conditions hereinafter set forth; said Real Property containing for purposes of the Option Payment and the purchase price set out on Exhibit “A” (the “Purchase Price”), 266.43 acres whether said Real Property actually contains more or less,

1.          The Option Payment shall not be deducted from the Purchase Price to be paid by Optionee on exercise of the Option.

2.          As long as the Option is in effect, Optionee and its employees, agents and representatives shall have the exclusive right (at Optionee’s expense) to enter upon the Real Property for the purpose of mineral exploration work, including but not limited to, non-destructive surveys and study of soil and rock structures. During the Option Period, Optionee may take samples in connection with its exploration work, but shall conduct no mining operations on said Real Property. Prior to entering said Real Property, Optionee’ representatives shall so inform the Owner, describe the activities they intend to engage in, and the general location of such activities. Every effort shall be made by Optionee to avoid detrimental interference with any agricultural operations on said Real Property and Optionee shall promptly either repair or restore, or reimburse the Owner the reasonable value for, any damage to the surface of the real estate and any improvements thereon, including any cost of land restoration and crop or livestock damage.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.           In addition to the exploration rights granted in Section 2 above, Optionee is granted the right to engage in exploration drilling at a site or sites on said Real Property to be selected by Optionee. The area of each drilling site shall not exceed two hundred feet (200’) by two hundred feet (200’). Said drilling shall be conducted in such a manner as to cause the minimum amount of detrimental interference with the agricultural operations on the Real Property. Optionee shall pay the Owner an additional five thousand dollars ($5,000.00) per drill site prior to beginning such drilling for the right to conduct such exploratory drilling, which right shall include the right to establish access roads to such drilling sites. Optionee shall promptly either repair or restore or reimburse the Owner the reasonable value for any damage to the surface of the real estate and any improvements thereon, including any cost of land restoration and crop or livestock damage caused by such drilling or access road construction. Prior to commencement of drilling, Optionee shall deposit ($1,500.00) per drill site in escrow with Nebraska Title Company in Beatrice, Nebraska (or such other escrow agent as Optionee may determine from time to time), which amount shall be held in escrow, as security for possible damage or restoration costs in respect of the drilling.

4.           If Optionee elects to exercise this Option to Purchase, Optionee shall give Owner written notice of such election prior to the expiration or termination of this Option, personally delivered or sent by registered or certified mail to Owner’s address as shown in Section 11. At the time such notice is given, Optionee shall pay the Owner one thousand dollars ($1,000.00) as earnest money which shall apply toward the Purchase Price. Upon the exercise of this Option, the purchase of the Real Property shall be governed by the terms and conditions stated herein. Optionee shall have the right at any time within 180 days following termination or expiration of this Option to remove any and all buildings, structures, machinery, equipment, and facilities placed on the Real Property by Optionee.

5.           Anything herein to the contrary notwithstanding, Optionee shall have the right to terminate this Option at any time prior to exercise of the Option by giving Owner written notice of such termination. Owner shall make any claim for damages resulting from this Option to Optionee within 90 days after such notice of termination or after the expiration of the option period, whichever occurs sooner. Within 30 days after such notice of termination or upon the expiration of this Option Optionee shall give Owner a quitclaim deed to the Real Property.

6.           Owner represents and warrants to Optionee, and its successors and assigns, that, to the best of his knowledge and except as otherwise disclosed in writing to Optionee:

(i)	Owner is the sole legal and equitable owner of the Real Property and has good and lawful authority to convey same;

(ii)	the Real Property is free and clear of all leases, liens, encumbrances and outstanding adverse claims, demands and interests, except easements of record and visible restrictions;

(iii)	the execution and delivery of this Option and the performance of this Option by Owner will not result in any breach or constitute a default (or an event which, with notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration, cancellation, or consent, or result in the creation of a lien or encumbrance on the Real Property, pursuant to any instrument or obligation to which Owner is a party or by which he is bound;

(iv)	there is no environmental or other condition on the Real Property which is, or may become, a violation of any applicable federal, state, county or municipal law, regulation or ordinance relating to zoning, land use, environmental protection, or otherwise with respect to the Real Property or any activities of Owner or his predecessor in interest relating thereto, and Owner has not received any notice of any investigation of any such condition or violation; This does not apply to any environmental or zoning condition created by the activities or operations by Optionee.

(v)	Owner is lawfully seized of the Real Property and has good right and lawful authority to convey the Real Property; and

(vi)	Owner shall have the quiet and peaceful possession and enjoyment of the Real Property and Owner will do everything lawfully within his power to defend title to the Real Property and Owner’s quiet and peaceful possession thereof against all persons or entities who may claim any interest in the Real Property or the minerals therein, or proceeds therefrom.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.         During the term of this Option, Optionee, at its own expense, may investigate the title to the Real Property and in Owner’s name take such action (including the commencement and prosecution of quiet title suits), as it deems advisable to clear title to the Real Property. Owner agrees to cooperate with Optionee in such investigations of title and in clearing title to the Real Property of any title defects. Upon request of Optionee, Owner will furnish Optionee a copy of all abstracts and title documents to the Real Property that are available to Owner, but Owner shall not have any obligation to have abstracts made unless reimbursed for the cost thereof by Optionee.

8.         At any time prior to the time Optionee exercises this Option, Owner may assign his rights to said Real Property provided such assignment shall be subject to the terms and conditions of this Option and the assignee agrees and assumes the terms and conditions of this Option in writing. Such assignment shall not be effective until Optionee has been furnished a copy of such assignment. Optionee may freely assign its rights to said Real Property provided the assignee agrees and assumes the terms and conditions of this Option in writing.

9.         The Optionee must comply with all applicable local, state and federal, laws, rules and regulations concerning exploration or mining activities on the subject property, including requirements for posting of bonds or sureties in connection with these activities. The Optionee agrees to indemnify and save the Owner harmless in respect of any and all costs, claims, liabilities and expenses arising out of the Optionee’s activities on the Property, but the Optionee shall incur no obligation hereunder in respect of claims arising or damages suffered after termination of the Option if

a.   Optionee has not exercised the Option and

b.  Upon termination of the Option any workings on or improvements to the Property made by the Optionee are left in a safe condition and in full compliance with requirements of all environmental laws and regulations.

10.      Terms and Conditions of Purchase

A.           The closing date shall be within sixty (60) days after date of the notice of exercise of the Option, At the closing Owner shall convey marketable title including all water and mineral rights by warranty deed to Optionee, free and clear of all liens and encumbrances, except visible easements and easements and restrictions of record.

B.            Owner (or his Lessee) may remain in possession of the Real Property until Optionee gives written notice to Owner that it requires possession of the Real Property for its operations. Optionee shall give Owner six (6) months prior written notice of its intention to take possession of the Real Property and, during such six (6) month period, Owner may remove from said Real Property any buildings, other structures, equipment, machinery, fences (except boundary fences), fixtures or improvements. If not so removed by Owner within said six (6) month period, title to said removable property shall then vest in Optionee, and Optionee will pay Owner the [**] of the appraised value of any buildings, structures, fences (except boundary fences), or other improvements to said Real Property (excluding equipment or machinery). If Owner removes buildings, other structures, fences or improvements from said Real Property within six (6) months after Optionee makes such election to take possession, then Optionee will pay Owner [**] of the appraised value for such buildings, other structures, fences (except boundary fences) or improvements (excluding equipment or machinery) removed. The amounts agreed to be paid by Optionee under this paragraph shall be in addition to the Purchase Price set forth in Exhibit “A” attached hereto.

So long as Optionee has not made an election to take possession of the Real Property, Owner shall pay all taxes, assessments and the cost of all utilities used by Owner on said Real Property. Provided, however, if the taxes and assessments are increased because of Optionee’s mineral interest in the property, Optionee shall pay such taxes attributable to said mineral interest.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The parties shall attempt to agree on a fair valuation for such improvements, but if they shall fail to agree within 60 days, then Optionee and Owner shall each appoint an appraiser familiar with property values in the area as arbitrator. Such arbitrators shall then select a third qualified appraiser, impartial between the parties, as a third arbitrator, and a written award or decision of such arbitrators shall be rendered and shall be final and binding. The fees and expenses of such appraisers shall be borne equally by the parties.

C.           If Optionee elects to exercise its Option to Purchase the Real Property, then the payment for said Real Property shall be for the entire amount of the purchase price at closing in accordance with the provisions set out in Exhibit “A”, which is attached hereto and made a part hereof. In order to determine the Purchase Price under Exhibit “A”, it will be necessary to determine the appraised per acre value of the Real Property, exclusive of any mineral values or improvements, at the time the Option to Purchase is exercised and in determining appraised per acre value, consideration shall be given only to value of the land as agricultural or as grazing land. The parties shall attempt to agree on a fair per acre valuation of the land as agricultural or grazing land, without consideration for any value for minerals, and if they reach an agreement, this value shall be treated as the appraised value. If they fail to agree within fifteen (15) days after exercise of the Option, then Optionee and Owner shall each appoint an appraiser familiar with the property values in the area as arbitrator. Such arbitrators shall then select a third, qualified and impartial appraiser as a third arbitrator and a written award or decision of such arbitrators shall be rendered and shall be final and binding. The fees and expenses of the arbitrators shall be borne equally by the parties.

11.         Notices

All notices and other communications to either party shall be in writing personally delivered or sent by certified or registered mail, return receipt requested, addressed as hereinafter set forth until either party shall give notice of change of address by certified or registered mail, return receipt requested, which change of address so communicated shall thereafter be treated as the address of the party giving such notice. The addresses of the parties are:

Owner:      72027 HWY 50, Elk Creek, NE 68348

Optionee:  6003 Old Cheney Road, Lincoln, NE 68516

12.         Other Terms and Conditions

It is understood that this Option includes any and all minerals of any kind whatsoever and should Optionee exercise this Option any such conveyance that affects the Option would include all minerals.

It is understood that if the Owner hold title to said Real Property as Joint Tenants, they are contracting as Joint Tenants.

Subject to the provisions of Section 7, all covenants and conditions herein contained shall extend to and be obligatory upon the heirs, assigns and legal representatives of the parties hereto. Any assignment by Optionee shall be to a financially responsible party and such assignment shall not relieve Optionee of its obligations hereunder.

Any liens, encumbrances or mortgages placed on the Real Properly shall be subject to the terms and conditions of this Option. It is understood that this Option contains all of the terms of the Agreement between the parties, and neither party shall be bound by oral representations, covenants or promises made to either party other than those contained in this Option.

13.         Memorandum of Option

Upon execution of this Option to Purchase, Owner and Optionee shall simultaneously execute the Memorandum of Option attached as Exhibit “B” and incorporated by this reference. The Memorandum of Option shall be recorded at the County Clerks Office of Johnson County, Nebraska, at the expense of Optionee. If the Option to Purchase expires or is terminated, Optionee shall sign and record a release of the Memorandum of Option.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

*SEE ADDENDUM ATTACHED HERETO AND MADE A PART HEREOF.

In Witness Whereof, this Option to Purchase is executed as of the date first above written

“OWNER”

BY:	/s/ Elda E. Beethe
Elda E. Beethe

“OPTIONEE”

ELK CREEK RESOURCES CORP.,
a Nebraska Corporation

BY:	/s/ Daniel L. Mershon
Daniel L. Mershon, Agent

STATE OF Nebraska	)
) ss:
COUNTY OF Johnson	)

Before me, a Notary public qualified for said County, personally came Elda E. Beethe, a widow, known to me to be the identical person(s) who signed the foregoing instrument and acknowledged the execution thereof to be her voluntary act and deed.

Witness my hand and notarial seal on May 1, 2010

My Commission Expires:	August 8, 2012	/s/ Kristi Pietzyk
Notary Public

STATE OF Nebraska	)
) ss:
COUNTY OF Johnson	)

Before me, a Notary public qualified for said County, personally came Daniel L. Mershon, known to me to be the Agent of Elk Creek Resources Corp., a Nebraska corporation, the identical person who signed the foregoing instrument and acknowledged the execution thereof to be his voluntary act and deed on behalf of the corporation.

Witness my hand and notarial seal on May 1, 2010

My Commission Expires:	August 8, 2012	/s/ Kristi Pietzyk
Notary Public

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT “A”

TO

OPTION TO PURCHASE BETWEEN

ELDA E. BEETHE, A WIDOW AND ELK CREEK RESOURCES CORP.

Dated April 30, 2010

The Purchase Price to be paid by Optionee at the closing shall be the greater of:

1.    [**] per acre, or

2.    [**]* the per acre appraised value of the Real Property at the time the Option is exercised (exclusive of any mineral values or improvements), whichever is greater, times the acreage, as set out in the Option Agreement.

The Optionee agrees to pay the entire purchase amount in full to the Owner at close.

* The appraised value shall be as agricultural land, without consideration for any value for minerals. Any dispute regarding the appraised value shall be resolved as stated in paragraph 10 B.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT “B”

TO

OPTION TO PURCHASE BETWEEN

ELDA E. BEETHE, A WIDOW AND ELK CREEK RESOURCES CORP.

Dated April 30, 2010

MEMORANDUM OF OPTION AGREEMENT

This MEMORANDUM OF OPTION AGREEMENT (“Memorandum”) is made as of dated April 30, 2010, between Elda E. Beethe, a widow (“Owner”) and Elk Creek Resources Corp., a Nebraska corporation (“Optionee”).

RECITALS

A.	Pursuant to an Option to Purchase dated as of this same date and entered into by and between Owner and Optionee (the “Option”), Owner has granted Optionee an option to purchase all of the real estate which is legally described on Schedule A attached hereto and incorporated herein by this reference (the “Property”), pursuant to the terms of the Option.

B.	Pursuant to the payments to be made to Owner under Paragraph 1 of the Option, Optionee has the option to purchase the Real Property during the Option Term.

C.	The Option Term shall be five (5) years from the date of this Memorandum, unless sooner terminated as provided in the Option.

D.	In the event of any inconsistency between this Memorandum and the Option, the Option shall control. This Memorandum and the Option shall bind and inure to the benefit of the parties and their respective heirs, successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed or caused their authorized representatives for and on their respective behalf to execute this Memorandum as of the date first written above.

“OWNER”

BY:	/s/ Elda E. Beethe
Elda E. Beethe

“OPTIONEE”

ELK CREEK RESOURCES CORP.,
a Nebraska Corporation

BY:	/s/ Daniel L. Mershon
Daniel L. Mershon, Agent

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

STATE OF Nebraska	)
) ss:
COUNTY OF Johnson	)

I, the undersigned, a Notary Public in and for said County and State aforesaid, do hereby certify that Elda E. Beethe, a widow, personally Known to me to be the person(s) whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that she signed, sealed and delivered the said instrument as her free and voluntary acts, for the uses and purposes therein set forth.

Given under my hand and notarial seal on May 1, 2010

My Commission Expires:	August 8, 2012	/s/ Kristi Pietzyk
Notary Public

STATE OF Nebraska	)
) ss:
COUNTY OF Johnson	)

I, the undersigned, a Notary Public in and for said County and State aforesaid, do hereby certify that Daniel L. Mershon, Agent of Elk Creek Resources Corp., a Nebraska corporation, personally known to me to be the person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed, sealed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

Given under my hand and notarial seal on May 1, 2010

My Commission Expires:	August 8, 2012	/s/ Kristi Pietzyk
Notary Public

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule A

Legal Description of Property

Johnson County, Nebraska:

East Half of the Northeast Quarter (E/2NE/4) of Section 33, and the Southeast Quarter (SE/4) of Section 33, EXCEPT a five acre tract described as follows: Commencing at the Southwest corner of said Southeast Quarter and running North about 15 1/2 rods until it reaches a fence on said quarter section; thence East until it reaches Elk Creek, thence following the meanderings of said creek until it reaches a point directly East of the place of beginning, thence West to the place of beginning, all in Township Four (4), Range Eleven (11), and EXCEPT Highway Deeded to State of Nebraska more particularly described in Book 53, Page 663; Book 55, Page 101; Book 32, Page 431. Subject to highway, covenants, restrictions and easements of record, if any.

AND

The Northwest Quarter of the Northeast Quarter (NW/4NE/4) of Section Twenty Seven (27), in Township Four (4), North of Range Eleven (11), East of the 6th P.M., Johnson County, Nebraska.

and including any strips or tracts owned or claimed by Owner underlying easements, roads, or road right-of-ways within, or adjacent to said lands, with the right of ingress and egress at all times for the purpose of mining, drilling, exploring, operating, and developing said lands for minerals of any kind whatsoever and handling, transporting and marketing the same there from.

The Grantor hereby conveys all their interest in minerals of any kind whatsoever lying in and under the above-described lands that may be underlying any easements, roads, or road right-of-ways within, or adjacent to said lands, whether correctly described or not.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ADDENDUM

THIS ADDENDUM is attached hereto and made a part of that certain Option to Purchase dated 30th day of April, 2010, by and between Elda E. Beethe, a widow, as “Owner”, and Elk Creek Resources Corp., a Nebraska Corporation, as “Optionee”.

In the event of a conflict or inconsistency, the terms and provisions set forth on this Addendum shall control and be deemed to supersede the printed terms of the Option to Purchase.

1.          It is understood and agreed by the parties that if the surface of the land covered by this Option to Purchase are presently entered in the Conservation Reserve Program Under the terms of said Program, the land in the Program must be kept in an approved grass cover for the duration of the Program. The Optionee will indemnify and hold harmless the Owner, or his agents, from any costs or penalties as a result of land not being in compliance with the Program, including but not limited to cost-shares, annual payments, interest, liquidated damages, withheld payments, penalties or any repayments to the USDA. The Optionee further agrees that it will pay all costs of restoring the land to compliance with the Program promptly; and that in the event that any program payments are withheld, any penalties are assessed, or any repayments to the USDA are required they will reimburse the surface owners for these, withheld payments, penalties or repayments to the USDA. Prior to Optionee operations, the Optionee will notify the County Soil Conservation Service Office and FSA Office of the exploration activity. Permission from FSA will be obtained before exploration operations are started.

It is further understood by the parties that Optionee shall pay Owner for all loss of crops, grasses, damages to the land and all other damages of whatever kind or nature occasioned by its operations and reasonably restore the surface to its original contour as nearly as practicable. Should there be any exploratory drilling, roadways established, structures erected, production, storage facilities or any other use or damage caused to land enrolled in the Conservation Reserve Program (CRP), any repayments of cost-shares, annual payments, interest, and liquidated damages, will be promptly reimbursed to the Owner by the Optionee.

2.          In the event that access roads for drill sites are constructed the roads shall not be rocked, graveled or surfaced. When the exploratory drill site activity is completed, the Optionee shall promptly cap any drill holes and restore the surface to the original condition as nearly as reasonably practicable so that the site may be cultivated. The drill holes shall be capped at least 36 inches below the surface so as to not interfere with any farming cultivation or operations.

3.          It is understood and agreed that in the event the option to purchase is exercised by Optionee, Owner may elect to sell the “Mineral Rights” only and retain full ownership of the surface. “Mineral Rights” are defined herein to include minerals of any kind whatsoever lying in and under the “Real Property” and cobalt and all other base and precious metals and all economic minerals, metals or substances. In the event that the option to purchase “Mineral Rights” only is exercised, the Optionee agrees to pay the Owner [**] per mineral acre in full at closing or make such arrangements for payment as deemed acceptable to Owner. Upon exercising the option to purchase for the “Mineral Rights” only, Owner shall execute and deliver a mineral deed to the Optionee conveying all minerals of any kind whatsoever in and under the “Real Property” with the right of ingress and egress at all times for the purpose of mining, drilling, exploring, operating, and developing said lands for minerals of any kind whatsoever and storing, handling, transporting and marketing the same therefrom. It is understood and agreed that in the event the option to purchase is exercised by Optionee to purchase the “Mineral Rights” only in and under the “Real Property”, the “Mineral Rights” will be acquired in its entirety.

4.          It is understood and agreed that in the event the option to purchase is exercised by Optionee to purchase the surface and the “Mineral Rights”, the surface and the “Mineral Rights” will be acquired in its entirety and the Optionee agrees to pay the entire purchase amount in full to the Owner at close.

5.          If the Owner retains ownership of the surface of the “Real Property”, the Optionee and/or its assigns shall pay for damages caused by its operations on the surface of the “Real Property”.

6.          If the Owner owns a less interest in the “Real Property” than the entire and undivided fee simple estate therein, then the option payment and the purchase price herein provided for shall be paid the said Owner only in the proportion which Owner’s interest bears to the whole and undivided fee.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.          It is understood and agreed that Owner shall pay the real estate taxes on the “Real Property” prorated to the date of closing.

8.          At the Owners request, it is understood and agreed that the full purchase price will be deposited in an escrow account and that Optionee will work with Owner to facilitate a 1031 land trade.

9.          It is understood and agreed that the Optionee will give the Owner one (1) year written notice of its intention to take possession of the residence located on the “Real Property”, despite the wording in paragraph 10B.

10.        It is understood and agreed that in the event the option to purchase surface and minerals is exercised by Optionee, the Optionee will pay the entire purchase amount in full for the surface, minerals, house and buildings at the time of close, while reserving a LIFE ESTATE for Elda E. Beethe and her daughter, Beverly J. Beethe, in the SURFACE, HOUSE and BUILDINGS on the following real estate, more particularly described as follows:

SURFACE, HOUSE and BUILDINGS on the premises, of the East Fifteen (15) acres of the South half (S/2) of the Northeast Quarter (NE/4) of the Southeast Quarter (SE/4) of Section Thirty Three (33) all in Township Four (4), Range Eleven (11) East of the 6th P.M., in Johnson County, Nebraska, for their natural life with the sole remainderman being Elk Creek Resources Corp., a Nebraska Corporation.

11.         RESERVATION OF NET SMELTER RETURN: If Optionee exercises its Option to Purchase and the “Mineral Rights” are conveyed and assigned to it, Owner reserves a two percent (2%) Net Smelter Return. “Net Smelter Return” shall mean the net proceeds received by Optionee from a mill, refinery, smelter or other purchaser of production from the “Mineral Rights”, after deductions for the following: all mill, refinery, or smelter charges; transportation and insurance costs for the handling and shipping of the shipped product; gross production, severance and similar taxes inuring on or measured by, production or sales; and penalties, assaying, and sampling charges.

12.         If the Optionee purchases the “Mineral Rights” and the Owner retains full ownership of the surface or a life estate interest in a tract of the surface of the Real Property, ONLY insofar as the Owner has ownership in the surface of the Real Property, the Optionee shall continue to be bound by the provisions within this “Addendum” in regards to Damages, Indemnification and Exploration Rights and Operations as stated in sections 13, 14 and 15.

13.         DAMAGES: Drilling shall be conducted in such a manner as to cause the minimum amount of detrimental interference with the agricultural operations on the Property. Optionee shall promptly either repair or restore or reimburse the Owner the reasonable value for any damage to the surface of the Property and any improvements thereon, including any cost of Property restoration and crop or livestock damage caused by such drilling or access road construction.

(a)	Optionee is aware that grazing livestock may be located on the Property, In the event that such livestock is located on the Property, Optionee shall act in a responsible manner around said livestock. Optionee shall be liable for any injury to the animal(s) and/or person(s) caused by the Optionee’s negligence.

(b)	If the Owner retains ownership of the surface of the Property the Optionee and/or its assigns shall pay for damages caused by its operations on the Property. Optionee shall be liable and responsible unto Owner and Owner’s tenant(s) for all damages caused by Optionee’s use, occupancy, possession and enjoyment of the Property, including, but not limited to, water contamination (surface and subsurface), and/or damages to growing crops, land, pasture grass, or livestock. Optionee shall indemnify and hold Owner harmless as to any claims, damages, actions or causes of action related to any environmental damage or contamination caused or contributed to by Optionee subsequent to the commencement of this “Option”.

(c)	Optionee shall consult with Owner in regard to the route of ingress and egress on the Property for the purposes of testing, drilling, and developing the Property.

2

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	Optionee shall not build or place structures on the surface of the Property except those ordinarily associated with drilling operations without the prior consent of Owner. Any of Optionee’s buildings or fixtures that are necessary, will be present during mining operations and would occupy any portion of Owner’s surface estate of the Property, shall be limited to reasonable uses such as ventilation shafts and monitoring devices. Optionee shall pay fair market value for any portion of the Owner’s surface estate that is used for said buildings or fixtures.

14.         INDEMNIFICATION: Optionee hereby unconditionally and irrevocably indemnifies and agrees to reimburse, defend, exonerate, pay and hold harmless Owner from and against any and all Environmental Damages arising from the presence of Hazardous Materials in, upon, about or beneath the Property or migrating to or from the Property, or arising in any manner whatsoever out of the violation of any Environmental requirements pertaining to the Property and activities thereon. This obligation shall include but not be limited to, the burden and expense of defending all claims, suits and administrative proceedings or investigations or any directives of any governmental or quasi- governmental agency, department, commission, board, bureau or instrumentality even if such claims suits or proceedings are groundless, false or fraudulent and conducting all negotiations of any description and paying and discharging, when and as the same become due, any and all judgments, penalties or other sums due against Owner.

(a)	Environmental damages means all claims, judgments, damages, losses, penalties, fines, liabilities, encumbrances, liens, costs and expenses, of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, including without limitation, attorneys’ fees and disbursements and consultants’ fees, which are incurred at anytime as a result of the existence of any Hazardous Materials in, upon, about or beneath the Property or migrating to or from the Property, or the existence of a violation of Environmental Requirements pertaining to the Property, as a result of the acts or omissions of Optionee or any parties related to Optionee, including, without limitation:

(i)	Claims, judgments, damages, losses, penalties, fines, liabilities, encumbrances, liens, costs and expenses of any investigation or defense of any claim, suit or administrative proceeding or investigation or any directive of any governmental or quasi-governmental agency, department, commission, board, bureau or instrumentality, whether or not such is ultimately defeated, and any settlement or judgment;

(ii)	Damages for personal injury, or injury to property or natural resources occurring in, upon, about or off the Property, foreseeable or unforeseeable, including, without limitation, lost profits, consequential damages, the cost of demolition and rebuilding of any improvements on real property, interest and penalties;

(iii)	Diminution in the value of the Property, and damages for the loss of or restriction on the use of or adverse impact on the marketing of the Property or any portion thereof;

(iv)	Fees incurred for the services of attorneys, consultants, engineers, contractors, experts, laboratories and all other costs incurred in connection with the investigation, clean up or remediation of Hazardous materials or any violation of Environmental Requirements including, but not limited to, the preparation of any feasibility studies or reports or the performance of any cleanup, remediation, removal, abatement, containment, closure, restoration or monitoring work required by any federal, state or local governmental agency or political subdivision, or reasonably necessary to make full economic use of the Property or any other property or otherwise expended in connection with such conditions; and

(b)	Environmental requirements means all applicable statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, guidelines, concessions, franchises and similar items (whether now or existing or hereafter enacted or promulgated), of all governmental or quasi-governmental agencies, departments, commissions, boards, bureaus or instrumentalities of the United States, states, municipalities and political subdivisions of any of them and all applicable judicial and administrative and regulatory decrees, judgments and orders relating to the protection of human health or the environment, including without limitation:

3

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)	All requirements, including, but not limited to, those pertaining to reporting, licensing, permitting, investigation, remediation and removal of emissions, discharges, releases or threatened releases of Hazardous Materials, chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes whether solid, liquid or gaseous in nature into the air, surface water, groundwater or land or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature.

(c)	Hazardous Materials means any substance, the presence of which requires notification, investigation or remediation under any Environmental requirement; or

(i)	Which is or becomes defined as hazardous, toxic, noxious, waste, substance, material, pollutant or contaminant or requires remediation under any present or future Environmental Requirement or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C Section 9601 et seq.), Resource Conservation and Recovery Act (42 U.S.C. Section 6901et seq.), Federal Clean Air Act (42 U.S.C. Section 7401 et seq.), Federal Hazardous Materials Transportation Act (49 U.S.C. Section 1801et seq.), Federal Clean Water Act of 1977 (33 U.S.C. Section 1251 et seq.). Federal Insecticide, Fungicide, and Rodenticide Act, Federal Pesticide Act of 1978 (7 U.S.C. Section 136 et seq.), Federal Toxic Substances Control Act (15 U.S.C. Section 260l et seq.), Federal Safe Drinking Water Act (42 U.S.C. Section 300(f) et seq.), and all regulations issued pursuant thereto and any so-called “Superfund” or “Superlien” law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at anytime hereafter in effect; or

(ii)	Which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous or is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, any state of the United States, or municipality or any political subdivision of any of them; or

(iii)	The presence of which on the Property causes or threatens to cause a nuisance upon the Property or to adjacent properties or poses or threatens to pose a hazard to the Property or to the health or safety of Persons on or about the Property; or

(iv)	Which contains asbestos, gasoline, diesel fuel or other petroleum hydrocarbons or volatile organic compounds or polychlorinated biphenyls or urea formaldehyde foam insulation,

15.         EXPLORATION RIGHTS AND OPERATIONS:

(a)	Optionee shall conduct its operations on the Property in a good and environmentally responsible manner and shall comply with all applicable laws and regulations of any governmental entity having jurisdiction over such operations including, but not limited to, laws and regulations pertaining to exploration and mining operations, mine safety and health, environmental protection and reclamation.

(b)	Optionee shall have the right, for exploration and evaluation purposes, to build roadways on the Property. In the event that roadways are constructed on the Property, they shall not be rocked, graveled or surfaced without the consent of the Owner.

4

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	Optionee shall have the right to drill, develop, appropriate and devote to its own use water wells that are necessary for its operations on the Property. This right may only be established with Owner’s consent on a case by case determination. Owner retains the ability to refuse the right for Optionee to drill, develop, appropriate and devote to its own use water wells that are necessary for its operations on the Property, only if it is objectively unreasonable. If Owner agrees to allow Optionee to drill, develop, appropriate and devote its use of water, all water development conducted and all water rights acquired, shall be done in accordance with Nebraska law. The Optionee agrees to conduct its operations in a manner that protects Owner’s fresh ground water from contamination, In the unlikely event that Optionee’s operations cause fresh ground water contamination to the surface water and/or subsurface water, the Optionee shall be liable and responsible unto Owner and Owner’s tenant(s) for all damages suffered. It is understood and agreed that “Mineral Interest” is in no way to be construed as any interest in fresh ground water or water rights.

(d)	Optionee shall pay for labor and materials supplied to it on the Property and shall keep the Property free and clear from all liens and encumbrances related to such labor and materials.

(e)	When the exploratory drill site activity is completed, the Optionee shall promptly cap any drill holes and restore the surface to the original condition as nearly as practicable so that the site may be cultivated. The drill holes shall be capped at least thirty six (36) inches below the surface so as to not interfere with any farming cultivation or operations.

(f)	Optionee agrees to pay to Owner the sum of Five Thousand Dollars ($5,000.00) for each drill hole to be constructed on the Property which sum shall be paid prior to the undertaking of any construction activities of the drill hole. A drill hole shall be established as a hole in which mineralization has been reached being approximately four hundred feet to five hundred feet (400’-500’) in depth.

(g)	The Optionee must comply with all applicable local, state and federal, laws, rules and regulations concerning exploration or mining activities on the Property, including requirements for posting of bonds or sureties in connection with these activities. The Optionee agrees to indemnify and hold the Owner harmless with respect to any and all costs, claims, liabilities and expenses arising out of the Optionee’s activities on the Property.

(h)	It is understood and agreed by the parties that if the surface acres of the Property covered by this Agreement are presently entered in the Conservation Reserve Program, (“Program”), the Property in the Program must be kept in an approved grass cover for the duration of the Program. The Optionee will indemnify and hold harmless the Owner, or his agents, from any costs or penalties as a result of the Property not being in compliance with the Program, including but not limited to cost-shares, annual payments, interest, liquidated damages, withheld payments, penalties.or any repayments to the USDA. The Optionee further agrees that it will pay alt costs of restoring the Property to compliance with the Program promptly; and that in the event that any program payments are withheld, any penalties are assessed, or any repayments to the USDA are required, they will reimburse the Owner for these withheld payments, penalties or repayments to the USDA. Prior to Optionee’s operations, the Optionee will notify the County Soil Conservation Service Office and FSA office of the exploration activity. Permission from FSA will be obtained before exploration operations are started.

Should there be any exploratory drilling, roadways established, structures erected, production, storage facilities or any other use or damage caused to the Property enrolled in the Program, any repayments of cost-shares, annual payments, interest and liquidated damages, will be promptly reimbursed to the Owner by the Optionee.

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

16.         INDEMNIFICATION/ LIABILITIES: Optionee and/or it’s assigns hereby unconditionally and irrevocably agrees to reimburse, defend, hold harmless and indemnify Owner for any and all liabilities, executions, awards, judgments, claims, damages, demands, penalties, actions, debts, suits, expenditures, indemnities, losses, charges or other amounts that are due or may become due in connection with, or arising directly or indirectly out of the Optionee and/or it’s assigns operations, whether negligent or otherwise. Optionee and/or it’s assigns hereby unconditionally and irrevocably agrees to pay any costs defending Owner against any proceedings brought by or on behalf of any individual or entity allegedly injured, as a result of the Optionee and/or it’s assigns operations, whether such claim is decided adversely to or in favor of Owner and any reasonable attorney’s fees incurred in connection with any of Optionee and/or it’s assigns operations.

17.         It is understood and agreed that the Optionee will pay the Owner an “Additional Option Payment” being [**] per year starting April 30, 2011 to be paid in accordance with the following “Additional Option Payment Schedule”:

ADDITIONAL OPTION PAYMENT SCHEDULE

Due on or about the following dates	Payment Amount
April 30, 2011	$	[**]
April 30, 2012	$	[**]
April 30, 2013	$	[**]
April 30, 2014	$	[**]

In the event the Option to Purchase on the above-described lands is exercised by Optionee and the Owner is paid the full “Purchase Price” then no Additional Option Payments will be required beyond that point in time.

SIGNED FOR IDENTIFICATION

OWNER:

BY:	/s/ Elda E. Beethe
Elda E. Beethe

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIALITY AGREEMENT

It is understood and agreed to that the below identified discloser of confidential information may provide certain information that is and must be kept confidential. To ensure the protection of such information, and to preserve any confidentiality necessary Pursuant to any OPTION TO PURCHASE dated as of April 30, 2010, between Elda E. Beethe, a widow, (“Owner”) and Elk Creek Resources Corp., a Nebraska Corporation (“Optionee”), it is agreed by that:

1. The Confidential Information to be disclosed can be described as and includes: Any and all provisions of any OPTION TO PURCHASE dated as of April 30, 2010, including provisions contained in any Addend urns thereto, between Owner and Optionee, which have been drafted to provide for the specific benefit of the’ Owner.

2. The Recipient agrees not to disclose the confidential information obtained from the discloser to anyone unless required to do so by law.

3. This Agreement states the entire agreement between the parties concerning the disclosure of Confidential Information. Any addition or modification to this Agreement must be made in writing and signed by the parties.

4. If any of the provisions of this Agreement are found to be unenforceable, the remainder shall be enforced as fully as possible and the unenforceable provision(s) shall be deemed modified to the limited extent required to permit enforcement of the Agreement as a whole.

WHEREFORE, the parties acknowledge that they have read and understand this Agreement and voluntarily accept the duties and obligations set forth herein.

Dated: April 30, 2010

Recipient of Confidential Information:

“OWNER”

BY:	/s/ Elda E. Beethe
Elda E. Beethe

Discloser of Confidential Information:

“OPTIONEE”

ELK CREEK RESOURCES CORP.,
a Nebraska Corporation

BY:	/s/ Daniel L. Mershon
Daniel L. Mershon, Agent

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT “A-1”

TO

EXTENSION AGREEMENT BETWEEN

ELDA E. BEETHE, A WIDOW, BEVERLY J. BEETHE, A SINGLE PERSON, AND ELK CREEK RESOURCES CORP.

The aggregate Purchase Price to be paid by Optionee at Closing shall be:

1.          For the Section 33 Portion of the Real Property, 226. 43 acres* multiplied by the greater of:

(a)          [**] per acre, or

(b)          [**] the Appraised Per Acre Value** of the Real Property at the time of the Option Exercise Date, plus

2.          For the Section 27 Portion of the Real Property, 40 acres* multiplied by two and one-half (2.5) times the Appraised Per Acre Value** of the Real Property at the time of the Option Exercise Date, plus

3.          [**] of the Appraised Value*** of the residential and other building improvements located on the Real Property as of the Option Exercise Date.

*          For the avoidance of doubt, for purposes of determining the Purchase Price, the parties agree that (i) the Section 33 Portion of the Real Property consists of 226.43 acres and (ii) that the Section 27 Portion of the Real Property consists of 40 acres, whether such section of the Real Property actually contains more or less.

**         Appraised Per Acre Value. As used in this Option, the “Appraised Per Acre Value” of the Real Property shall be the per acre value of the Real Property at the time of the Option Exercise Date as determined in accordance with this Exhibit “A-l”. The parties agree that in determining the Appraised Per Acre Value, consideration shall be given only to the fair market value of the Real Property assuming the same will be used solely for agricultural purposes or grazing land. For the avoidance of doubt, the Real Property will be valued as a whole, without giving any consideration to the fact that different purchase values apply to the Section 33 Portion and the Section 27 Portion. Owners and Optionee shall attempt in good faith to arrive at the Appraised Per Acre Value of the Real Property, and if they reach an agreement, such value shall be the Appraised Per Acre Value. If they fail to agree within fifteen (15) days after the Option Exercise Date, then Optionee and Owners (collectively) shall each appoint one appraiser familiar with real property values of similarly situated land in Johnson County, Nebraska or the surrounding area. Such appraisers shall promptly appoint a third appraiser who also shall be familiar with real property values of similarly situated land in Johnson County, Nebraska or the surrounding area. Each appraiser shall promptly prepare an appraisal of the fair market per acre value of the Real Property assuming the same will be used solely for agricultural purposes or grazing land. If Optionee and Owners cannot in good faith arrive at the Appraised Per Acre Value by mutual agreement, then the Appraised Per Acre Value as contemplated by this Exhibit “A-l” shall be determined by averaging the fair market per acre value of the Real Property determinations of the two appraisers of the three appraisers appointed pursuant to this Exhibit “A-l” whose determinations of the Appraised Per Acre Value are closest, and such average then shall be deemed to be the “Appraised Per Acre Value” and shall be final and binding on both Optionee and Owners. The fees and expenses of the appraiser selected by a party shall be borne by such party, and the fees and expenses of the third appraiser shall be borne equally by the parties. Each appraiser appointed pursuant to this Exhibit “A-l” shall be required to (i) be a registered real property appraiser (as defined in Neb. Rev. Stat., Section 76-2217.01 (as amended from time to time)) meeting the then current minimum qualifications set forth in Neb. Rev. Stat., Section 76- 2229.01(2)(c) and (ii) hold a current designation as a Nebraska Certified Real Estate Property Appraiser.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***     Appraised Value. Owners and Optionee shall attempt in good faith to arrive at the Appraised Value of the residential and other building improvements located on the Real Property, and if they reach an agreement, such value shall be the Appraised Value of the residential and other building improvements located on the Real Property. If they fail to agree within fifteen (15) days after the Option Exercise Date, the Appraised Value of such residential and other building improvements shall be determined by the appraisers appointed to determine the Appraised Per Acre Value. Such appraisers shall determine the Appraised Value of the residential and other building improvements using the same methodology as established for determining the Appraised Per Acre Value, understanding however that there shall not be any allowance for the value of the land upon which the residential and other building improvements have been erected or constructed since Owners will be compensated for such land by application of subparagraphs 1 and 2 above.

Optionee shall pay the entire amount of the Purchase Price, after crediting the deposit and adjustment for proration of taxes, in full to Owners at Closing as follows:

(i) the Purchase Price for the Section 33 Portion of the Real Property (determined pursuant to subparagraph 1 above), plus the Purchase Price for the residential and other building improvements (determined pursuant to subparagraph 3 above) located on the Section 33 Portion of the Real Property, shall be paid one-half to Elda and one-half to Beverly, and

(ii) the Purchase Price for the Section 27 Portion of the Real Property (determined pursuant to subparagraph 2 above), plus the Purchase Price for the residential and other building improvements (determined pursuant to subparagraph 3 above) located on the Section 27 Portion of the Real Property, shall be paid solely to Elda.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT “B”

TO

EXTENSION AGREEMENT BETWEEN

ELDA E. BEETHE, A WIDOW, AND BEVERLY J. BEETHE, A SINGLE PERSON, AND ELK CREEK RESOURCES

CORP.

First Amendment to Memorandum of Option Agreement

[See attached]

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[Space Above This Line For Recording Data]

After Recording Return To:

Elk Creek Resources Corp.

Attn: Scott Honan

7000 South Yosemite Street, Suite 115

Centennial, Colorado 80112

FIRST AMENDMENT TO

MEMORANDUM OF OPTION AGREEMENT

This FIRST AMENDMENT TO MEMORANDUM OF OPTION AGREEMENT (“Amended Memorandum”) is made as of April 27, 2015, between Elda E. Beethe, a widow (“Elda”) and Beverly J. Beethe, a single person (“Beverly”, and together with Elda, each an “Owner” and collectively, the “Owners”) and Elk Creek Resources Corp., a Nebraska corporation (“Optionee”). All capitalized terms used but not defined in this Amended Memorandum shall have the meanings set forth for such terms In the Option (as defined below).

A.           Pursuant to an Option to Purchase dated as of April 30, 2010 and entered into by and between Elda and Optionee (the “Option”), among other provisions, Elda granted to Optionee the exclusive right and option to purchase during the Option Period, and subject to the terms and conditions set forth in the Option, all of Elda’s right, title and interest of any nature whatsoever in and to certain real estate in Johnson County.

B.           The Option Period (sometimes referred to in the Option as the term of the Option) set forth in the Option is five (5) years from the date of execution of the Option, unless the Option was sooner terminated as provided in the Option.

C.           Pursuant to the terms of the Option and in furtherance thereof, Elda and Optionee executed a Memorandum of Option Agreement dated as of April 30, 2010 and recorded in the Books and Records of the Johnson County Register of Deeds (“Memorandum”).

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

D.           Pursuant to that certain Warranty Deed, dated as of April 22, 2015, and recorded with the Johnson County Register of Deeds on April 27, 2015, in Book 58, on Page 603, Elda transferred to Beverly an undivided one-half (1/2) interest in and to a portion of the real estate that was subject to the Option.

E.           Pursuant to the terms of an Extension Agreement, dated as of even date herewith, between Owners and Optionee (“Extension Agreement”), among other agreements contained in the Extension Agreement, including the payment of additional consideration, the sufficiency of which is hereby acknowledged by Owners, and Beverly’s agreement and acknowledgement to be bound by the Option and the Extension Agreement, Owners and Optionee agreed to extend the Option Period through April 30, 2020, and further agreed that, as of the date of this memorandum, the “Real Property” (sometimes referred to in the Option as “Property”) that is subject to Optionee’s option to purchase, as set forth in the Option and the Extension Agreement is defined as follows: all of Owners’ individual and collective rights, privileges, title and interests of any nature whatsoever in and to the real estate (as defined in Neb, Rev. Stat. § 76-201 (Reissue 2013)), except for the Life Estate and the Net Smelter Return Royalty that may be reserved by Owners upon Closing of the Transaction as provided in the Extension Agreement, in Johnson County legally described as:

East Half of the Northeast Quarter (E/2NE/4) of Section 33, and the Southeast Quarter (SE/4) of Section Thirty Three (33) in Township Four (4) North, Range Eleven (11) East of the 6th P.M., Johnson County, Nebraska, EXCEPT a five acre tract described as follows: Commencing at the Southwest corner of said Southeast Quarter and running North about 15 1/2 rods until it reaches a fence on said quarter section; thence East until it reaches Elk Creek, thence following the meanderings of said creek until it reaches a point directly East of the place of beginning, thence West to the place of beginning, all in Section Thirty Three (33), Township Four (4) North, Range Eleven (11) East of the 6th P.M., Johnson County, Nebraska, and EXCEPT Highway Deeded to State of Nebraska more particularly described in Book 53, Page 663; Book 55, Page 101; Book 32, Page 431. Subject to highway, covenants, restrictions and easements of record, if any (“Section 33 Portion”),

AND

The Northwest Quarter of the Northeast Quarter (NW/4NE/4) of Section Twenty Seven (27), in Township Four (4) North, Range Eleven (11) East of the 6th P.M., Johnson County, Nebraska (“Section 27 Portion”, and together with Section 33 Portion, “the Real Estate”)

together with, but without limitation, all of Owners’ individual and collective rights, privileges, title and interests, if any, whether now existing or acquired at any time during the Extended Option Period and thereafter until the Closing in and to (i) any easements, rights of way and other rights used in connection with or as a means of access to any portion of said Real Estate, (ii) any hereditaments and appurtenances of and to said Real Estate, (iii) any streets, alleys, rights-of-way, tracts and parcels adjacent to or used in connection with said Real Estate, (iv) any air rights, water or water rights, including without limitation all wells, canals, ditches, reservoirs of any nature and all rights thereto, appurtenant to or associated with said Real Estate, (v) any buildings, improvements, betterments and fixtures, including without limitation any irrigation systems and storage bins, that are constructed, installed, affixed or otherwise located in, on, upon or in respect of said Real Estate at any time during the Extended Option Period and thereafter until Closing, (vi) any oil, gas and minerals, including without limitation Niobium, cobalt and all other base and precious minerals and all economic minerals, metals or substances, that are in, on, or under or that may be produced from said Real Estate, together with any right of ingress and egress to and from said Real Estate for the purpose of finding, saving, storing, removing, extracting, mining, transporting and marketing any and all minerals therefrom, and (vii) any of Owners’ other individual and collective rights, privileges, title and interests of any nature whatsoever related to said Real Estate or any and all of the foregoing, including without limitation all of Owners’ individual and collective interests in minerals of any kind whatsoever lying in and under the Real Estate or that may be underlying any easements, roads, or road right-of-ways within or adjacent to said Real Estate, whether correctly described or not. For the avoidance of doubt, whenever used in the Option, the Extension Agreement or this Amended Memorandum, “Real Property” or “Property” means, collectively, the Real Estate and all of Owners’ respective individual and collective rights, privileges, title and interests in and to the above and foregoing; provided, however, it is understood that as of the Effective Date, Beverly has no right, privilege, title or interest in or to any of the Section 27 Portion of the Real Property.

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

F.           Accordingly, pursuant to the Extension Agreement and in furtherance thereof, Owners and Optionee executed this Amended Memorandum and have caused the same to be recorded in the Books and Records of the Johnson County Register of Deeds.

G.           The Option and the Extension Agreement restrict each Owner’s rights in respect of the Real Property.

H.           In the event of any inconsistency between the Memorandum and this Amended Memorandum, this Amended Memorandum shall control. In the event there is any inconsistency between the provisions of the Option or the Extension Agreement with the Memorandum or the Amended Memorandum, the applicable provisions of the Option or the Extension Agreement shall control.

I.           This Amended Memorandum and the Option and the Extension Agreement shall bind and inure to the benefit of, and be enforceable by and against, the parties and their respective assigns, successors, heirs, executors, personal representatives, legal representatives, trustees, administrators and any subsequent owner of, or anyone holding any right, title or interest in or to, all or any part of the Real Property.

IN WITNESS WHEREOF, the parties hereto have executed or caused their authorized representatives for and on their respective behalf to execute this Amended Memorandum as of the date first written above.

ELK CREEK RESOURCES CORP.

By:
Authorized Signatory

Elda E. Beethe, a widow

Beverly J. Beethe, a single person

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

STATE OF NEBRASKA	)
) ss:

COUNTY OF	)

Before me, a Notary public qualified for said County, personally came Elda E. Beethe, known to me to be the identical person(s) who signed the foregoing instrument and acknowledged the execution thereof to be her voluntary act and deed.

Witness my hand and notarial seal on	.

My Commission Expires:	Notary Public

STATE OF NEBRASKA	)
) ss:

COUNTY OF	)

Before me, a Notary public qualified for said County, personally came Beverly J. Beethe, known to me to be the identical person(s) who signed the foregoing instrument and acknowledged the execution thereof to be her voluntary act and deed.

Witness my hand and notarial seal on	.

My Commission Expires:	Notary Public

STATE OF NEBRASKA	)
) ss:

COUNTY OF	)

Before me, a Notary public qualified for said County, personally came Scott Honan, known to me to be the Agent of Elk Creek Resources Corp., a Nebraska corporation, the identical person who signed the foregoing instrument and acknowledged the execution thereof to be his voluntary act and deed on behalf of the corporation.

Witness my hand and notarial seal on	.

My Commission Expires:	Notary Public

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